Exhibit 10.2

UPSIDE SHARING PAYMENT AGREEMENT

This Upside Sharing Payment Agreement (this “Agreement”) is made this 16th day of June 2004, but effective as of March 1, 2004, by and between TEXAS INDEPENDENT EXPLORATION LIMITED, a Texas limited partnership and successor by conversion of Texas Independent Exploration, Inc., GULFCOAST ACQUISITIONS LIMITED, a Texas limited partnership and successor by conversion of Gulfcoast Acquisition Corporation, FREDERICK W. ZIMMERMAN d/b/a ISLAND RESOURCES and FREDERICK W. ZIMMERMAN, individually, hereinafter collectively referred to as “Seller” or “Sellers”) and WHITTIER ENERGY COMPANY, a Nevada corporation (hereinafter referred to as “Buyer”).

WITNESSETH:

WHEREAS, on even date herewith, Seller and Buyer consummated the purchase and sale of certain oil and gas assets pursuant to that certain Offer to Sell Agreement dated effective as of March 1, 2004 (the “Purchase Agreement”); and

WHEREAS, as additional consideration for the transactions contemplated in the Purchase Agreement, Buyer agrees to pay to Seller the herein below provided Upside Sharing Payments (as defined below) accruing to Buyer from the annual sale of production from the Properties and received by Buyer;

NOW, THEREFORE, based upon the mutual covenants and considerations contained herein, Seller and Buyer agree as follows:

1.                                       Defined Terms.

(a)                                  All capitalized terms not otherwise defined in this Agreement shall have the meaning contained in the Purchase Agreement.

(b)                                 “Agreement” shall mean this Upside Sharing Payment Agreement.

(c)                                  “Buyer’s Net Revenue Interest” shall mean Buyer’s share of production in the Properties acquired from Seller pursuant to the Purchase Agreement.

(d)                                 “Buyer’s Upside Sharing Agreement Volumes” shall mean the difference between the volumes of gas produced, saved and sold attributable to Buyer’s Net Revenue Interest in production less Scott & Hopper #3 Well Excess Production Volumes.

(e)                                  “Final Upside Sharing Payment” shall mean the Upside Sharing Payment made to Seller pursuant to this Agreement for the last “Sharing Year”, if any such payment is due.

(f)                                    “MCF” shall mean thousand cubic feet. “Target Price” is on an MCF basis for each “Sharing Year” during the term hereof as set forth on Exhibit A attached hereto and made a part hereof.

(g)                                 “Net Back Price On A Wellhead MCF Basis” is defined as the quotient resulting from dividing the (1) difference between (i) the sum of actual gas sales proceeds received by Buyer from all gas purchasers plus plant product proceeds received by Buyer from all gas plants, attributable to Buyer’s Upside Sharing Agreement Volumes, less (ii) the sum of any and all (a) Third Party Costs allocable to Buyer’s Upside Sharing Agreement Volumes plus (b) fuel and shrinkage losses allocable to Buyer’s Upside Sharing Agreement Volumes that have not already been deducted from the calculation of such proceeds, plus (c) hedge settlements from hedges entered into subsequent to the Closing that are specific to Buyer’s Upside Sharing Agreement Volumes, by (2) the MCF of gas comprising Buyer’s Upside Sharing Agreement Volumes..

(h)                                 “Purchase Agreement” shall have the meaning given such term above.

(i)                                     “Scott & Hopper #3 Well Excess Production Volumes” shall have the meaning given such term in the Purchase Agreement.

(j)                                     “Sharing Year” shall mean each of the one year periods identified on Exhibit A attached hereto and made a part hereof.

(k)                                  “Third Party Costs” shall mean expenses paid by Buyer for actual processing or transportation charges that occur downstream of the sales meter located on the leased premises on which the producing well is located.

(l)                                     “Upside Sharing Payments” shall have the meaning given such term in Section 2 below.

Other terms defined elsewhere in this Agreement have the meanings given such terms as set forth in such other provisions of this Agreement.

2.                                       Upside Sharing Payments.  As additional consideration for the transactions contemplated in the Purchase Agreement, for each Sharing Year during the term hereof in which the actual weighted average Net Back Price On A Wellhead MCF Basis received for that Sharing Year exceeds the Target Price for that Sharing Year, Buyer shall pay to Seller a payment determined by first, multiplying 50% of the amount of Buyer’s Upside Sharing Agreement Volumes for that Sharing Year times the difference between the actual weighted average Net Back Price On A Wellhead MCF Basis for that Sharing Year less the Target Price for that Sharing Year, and second, subtracting from such product severance and ad valorem taxes that are allocable to such product.  The payments made pursuant to this Paragraph 2 shall be referred to hereinafter as “Upside Sharing Payments”.

3.                                       Time and Method of Payment.  Buyer shall pay to Seller the Upside Sharing Payments on or before 120 days following the end of the Sharing Year in which any such payment accrued.  All payments hereunder shall be made by wire transfer of immediately available funds to an account designated by Seller, which designation shall be made not later than two (2) Business Days prior to the date such payment is due.

4.                                       Reports.  During the term hereof, Buyer shall provide Seller with monthly and annual production, hedging and revenue reports and other relevant information to allow Seller to determine the amount of Seller’s Upside Sharing Payments to be received from Buyer.

5.                                       Term.  This Agreement shall terminate on the date of payment by Buyer to Seller of the Final Upside Sharing Payment or, in the event no such payment is due, on June 30, 2008, whichever is the later.  Upon the expiration of this Agreement, Seller shall furnish Buyer an executed recordable release of this Agreement and Buyer’s obligations hereunder in the form attached hereto as Exhibit C.

6.                                       Subsequent Transfers.  The Upside Sharing Payments required hereunder shall constitute covenants running with the land.  Any transfer by Buyer of the Properties, or any Property, shall be made expressly subject to this Agreement, and the transferee of Buyer shall expressly agree to be bound by this Agreement and to assume all of Buyer’s obligations hereunder with respect to the Property or Properties purchased.  Notwithstanding the foregoing, Buyer shall not be relieved of any of its obligations under this Agreement, including, but not limited to, computing and making the Upside Sharing Payments, without the express prior written agreement by Seller.

7.                                       Access to Records.  During the term of this Agreement, Buyer shall give Seller reasonable access to all relevant documents, data and other information necessary to audit Buyer’s obligations hereunder, including the calculation of the Upside Sharing Payments.

8.                                       Recording.  Buyer shall record a memorandum of this Agreement in the form attached hereto as Exhibit B (the “Memorandum”) in each county or parish where the Properties are located.  Within forty-five (45) days following the execution hereof, Buyer shall furnish Seller with a statement setting forth the recording information for each county or parish wherein such Memorandum was recorded.

9.                                       Governing Law.  This Agreement is governed under the laws of the State of Texas excluding any conflicts of law rules or principal that might apply the law of another jurisdiction. All disputes shall be submitted to the jurisdiction of the courts in the State of Texas and venue shall be in Harris County, Texas.

10.                                 Notices.  All notices, requests, demands and other communications shall be provided in accordance with the terms of the Purchase Agreement.

11.                                 Other Agreements.  If there is a conflict between the terms of the Purchase Agreement and terms of this Agreement, the terms of the Purchase Agreement shall control the rights and obligations of the Parties, but only to the extent necessary to resolve the conflict.

12.                                 Payment to TIE.  Each of the Sellers  (i) hereby instructs and authorizes Buyer to make all payments due Sellers under this Agreement, including, without limitation, payments of their portion of the Upside Sharing Payments, to Texas Independent Exploration Limited (“TIE”) and (ii) agrees to hold Buyer harmless and indemnify Buyer, to the extent and amount of such payments, from and against any claim made by Sellers concerning such payments made by Buyer to TIE.

IN WITNESS WHEREOF, the undersigned parties have executed this Agreement on the day and year first set forth above, but effective as of March 1, 2004.

TEXAS INDEPENDENT EXPLORATION LIMITED
By: Independent Operating, L.L.C., a Texas limited liability company, its general partner

By:	/s/ Frederick W. Zimmerman
Frederick W. Zimmerman, Manager

GULFCOAST ACQUISITIONS LIMITED

By: Blanco Minerals, L.L.C., a Texas limited liability company, its general partner

By:	/s/ Frederick W. Zimmerman
Frederick W. Zimmerman, Manager

Frederick W. Zimmerman d/b/a ISLAND RESOURCES

By:	/s/ Frederick W. Zimmerman
Frederick W. Zimmerman

/s/ Frederick W. Zimmerman
Frederick W. Zimmerman

WHITTIER ENERGY COMPANY

By:	/s/ Daniel H. Silverman

Name:	Daniel H. Silverman

Title:	Chief Operating Officer

EXHIBIT A

Attached to and made a part of that certain Upside Sharing Payment Agreement dated effective as of March 1, 2004 by and between Texas Independent Exploration
Limited, et al., collectively as Seller
and Whittier Energy Corporation, as Buyer.

TARGET PRICE AND SHARING YEAR SCHEDULE

Sharing Year	TARGET PRICE PER MCF
07/01/2004 – 06/3/2005	$6.25
07/01/2005 - 06/30/2006	$6.50
07/01/2006 - 06/30/2007	$6.75
07/01/2007 - 06/30/2008	$7.00

EXHIBIT B

MEMORANDUM OF UPSIDE SHARING PAYMENT AGREEMENT

STATE OF TEXAS

§

§
COUNTIES OF BROOKS, LIVE OAK & STARR	§

KNOW ALL MEN BY THESE PRESENTS THAT:

TEXAS INDEPENDENT EXPLORATION LIMITED, a Texas limited partnership and successor by conversion of Texas Independent Exploration, Inc., GULFCOAST ACQUISITIONS LIMITED, a Texas limited partnership and successor by conversion of Gulfcoast Acquisition Corporation, FREDERICK W. ZIMMERMAN d/b/a ISLAND RESOURCES and FREDERICK W. ZIMMERMAN, individually (hereinafter collectively referred to as “Seller”) and WHITTIER ENERGY COMPANY, a Nevada corporation (hereinafter referred to as “Buyer”) executed an Upside Sharing Payment Agreement dated effective March 1, 2004.  Such Upside Sharing Payment Agreement will terminate on the date of payment of the Final Upside Sharing Payment, which, if such payment is due, must be paid on or before 120 days following June 30, 2008; provided, however, in the event no such payment is due, the Upside Sharing Agreement will terminate on June 30, 2008.

This Memorandum of Upside Sharing Payment Agreement is placed of record to serve as notice of the execution and existence of said Upside Sharing Payment Agreement, and is in no way to supercede same or to abrogate, change, alter, or modify any of the terms and conditions or any of the rights and obligations of any of the parties, all of which are set forth in detail in said Upside Sharing Payment Agreement, which is made a part hereof by reference for all purposes to the same effect as though written in extenso herein.

THUS DONE AND SIGNED as of this the       day of           , 2004.

TEXAS INDEPENDENT EXPLORATION LIMITED
By: Independent Operating, L.L.C., a Texas limited liability company, its general partner

By:
Frederick W. Zimmerman, Manager

GULFCOAST ACQUISITIONS LIMITED

By: Blanco Minerals, L.L.C., a Texas limited liability company, its general partner

By:
Frederick W. Zimmerman, Manager

Frederick W. Zimmerman
d/b/a ISLAND RESOURCES

By:
Frederick W. Zimmerman

Frederick W. Zimmerman

WHITTIER ENERGY COMPANY

By:

Name:

Title:

ACKNOWLEDGMENTS

STATE OF TEXAS

§

§

COUNTY OF HARRIS

§

This instrument was acknowledged before me on this     day of          , 2004, by Frederick W. Zimmerman, Manager of Independent Operating, L.L.C., the general partner of Texas Independent Exploration Limited, on behalf of said Texas limited partnership.

Notary Public, State of Texas

2

STATE OF TEXAS

§

§

COUNTY OF HARRIS

§

This instrument was acknowledged before me on this     day of          , 2004, by Frederick W. Zimmerman, Manager of Blanco Minerals, L.L.C., the general partner of GulfCoast Acquisitions Limited, on behalf of said Texas limited partnership.

Notary Public, State of Texas

STATE OF TEXAS

§

§

COUNTY OF HARRIS

§

This instrument was acknowledged before me on this     day of          , 2004, by Frederick Zimmerman d/b/a Island Resources, a sole proprietorship, individually and on behalf of said sole proprietorship.

Notary Public, State of Texas

STATE OF TEXAS

§

§

COUNTY OF HARRIS

§

This instrument was acknowledged before me on this     day of          , 2004, by Frederick W. Zimmerman.

Notary Public, State of Texas

STATE OF TEXAS

§

§

COUNTY OF HARRIS

§

This instrument was acknowledged before me on this     day of          , 2004, by                             ,                                 of Whittier Energy Company, on behalf of said Nevada corporation.

Notary Public, State of Texas

3

EXHIBIT C

Attached to and made a part of that certain Upside Sharing Payment Agreement dated effective as of March 1, 2004 by and between Texas Independent Exploration
Limited, et al., collectively as Seller
and Whittier Energy Company, as Buyer.

[FORM OF RELEASE – TO BE DRAFTED]